Exhibit 99.2

Ingevity Corporation
The financial information included within this Exhibit 99.2 includes reconciliations of Net income (loss) to Adjusted earnings (loss) for the quarterly periods ended December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015. This information should be read in conjunction with Ingevity’s historical combined statements of income and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included within Ingevity’s registration statement on Form 10 and amendments thereto (the “Form 10”), copies of which may be obtained by visiting the web site of the Securities and Exchange Commission, or the SEC, at www.sec.gov.included in the Form 10.
Non-GAAP Financial Measures
Ingevity has presented certain financial measures, defined below, which have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and has provided a reconciliation to the most directly comparable financial measure calculated in accordance with GAAP. These financial measures are not meant to be considered in isolation or as a substitute for the most directly comparable financial measure calculated in accordance with GAAP. The company believes these non-GAAP measures provide investors, potential investors, securities analysts and others with useful information to evaluate the performance of the business, because such measures, when viewed together with our financial results computed in accordance with GAAP, provide a more complete understanding of the factors and trends affecting our historical financial performance and projected future results.

Ingevity uses the following non-GAAP measures, inclusive of pro forma adjustments:

Adjusted earnings (loss) is defined as net income (loss) attributable to Ingevity stockholders plus restructuring and other (income) charges, separation costs, and the income tax expense (benefit) on those items.

Diluted adjusted earnings (loss) per share is defined as diluted earnings (loss) per common share attributable to Ingevity stockholders plus restructuring and other (income) charges per share, separation costs per share, and the income tax expense (benefit) per share on those items.

The Company also uses the above financial measures as the primary measures of profitability used by managers of the business and its segments. These non-GAAP financial measures are not intended to replace the presentation of financial results in accordance with GAAP and investors should consider the limitations associated with these non-GAAP measures, including the potential lack of comparability of these measures from one company to another. Reconciliations of these non-GAAP financial measures are set forth within the following pages.

Unaudited Pro Forma Adjustments
The non-GAAP financial measures noted above, adjusted for the Unaudited Pro Forma Adjustments, apply only to our quarterly periods within and fiscal year ended December 31, 2015. The Unaudited Pro Forma Adjustments are from the Unaudited Pro Forma Combined Financial Statements which were derived from the historical Combined Financial Statements of Ingevity, prepared in accordance with U.S. generally accepted accounting principles. These Unaudited Pro Forma Combined Financial Statements include adjustments required by SEC Staff Accounting Bulletin Topic 1:B-3 and Article 11 of SEC Regulation S-X. For more information on the pro forma adjustments see the section entitled: "Notes to the Unaudited Pro Forma Adjustments" included within this Exhibit.

Reconciliation of Net Income (Loss) (GAAP) to Adjusted Earnings (Loss) (Non-GAAP)

	2015
In millions, except per share amounts	Q1	Q2	Q3	Q4
Net income (loss) attributable to Ingevity stockholders (GAAP)	$23.0	$25.9	$23.4	$8.0
Restructuring and other (income) charges (A)	(0.3)	(0.4)	(0.4)	(6.4)
Separation costs (B)	1.5	4.8	5.5	5.4
Income tax expense (benefit) on items above	(0.2)	(1.0)	(1.1)	2.4
Adjusted earnings (loss) (Non-GAAP)	$24.0	$29.3	$27.4	$9.4

Diluted earnings (loss) per common share (GAAP)	$0.55	$0.62	$0.56	$0.19
Restructuring and other (income) charges	(0.01)	(0.01)	(0.01)	(0.15)
Separation costs	0.04	0.11	0.13	0.13
Income tax expense (benefit) on items above	(0.01)	(0.02)	(0.03)	0.05
Diluted adjusted earnings (loss) per share (Non-GAAP)	$0.57	$0.70	$0.65	$0.22

Average number of shares outstanding used in diluted adjusted after-tax earnings per share computations	42.1	42.1	42.1	42.1
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(A) For the three months ended March 31st, June 30th and September 30, 2015, respectively, amounts related to additional proceeds from the sale of our Performance Materials’ air purification business from 2014. For the three months ended December 31, 2015, $10.4 million of income related to our Performance Materials segment of which $10.3 million related to a gain on the sale of a 60 percent owned subsidiary in China, the remaining charge of $4.0 million related to our Performance Chemicals segment associated with the impairment of assets preceding the closure of our derivatives operation in Duque de Caxias, Rio de Janeiro, Brazil which occurred in first quarter 2016.

(B) In connection with the separation from WestRock we have incurred pre-tax separation costs. These costs were primarily related to professional fees associated with separation activities within the finance, tax and legal functions.

Ingevity Corporation

Reconciliation of 2015 Pro Forma - Adjusted Earnings (Loss) (Non-GAAP)

	2015
In millions, except per share amounts	Q1				Q2				Q3				Q4
		Pro Forma Adjust		Pro Forma		Pro Forma Adjust		Pro Forma		Pro Forma Adjust		Pro Forma		Pro Forma Adjust		Pro Forma
Net income (loss) attributable to Ingevity stockholders (GAAP)	$23.0	$(1.9)	(A)	$21.1	$25.9	$1.6	(A)	$27.5	$23.4	$2.9	(A)	$26.3	$8.0	$4.6	(A)	$12.6
Restructuring and other (income) charges	(0.3)	—		(0.3)	(0.4)	—		(0.4)	(0.4)	—		(0.4)	(6.4)	—		(6.4)
Separation costs	1.5	(1.5)		—	4.8	(4.8)		—	5.5	(5.5)		—	5.4	(5.4)		—
Income tax expense (benefit) on items above	(0.2)	0.4		0.2	(1.0)	1.1		0.1	(1.1)	1.3		0.2	2.4	1.2		3.6
Adjusted earnings (loss) (Non-GAAP)	$24.0			$21.0	$29.3			$27.2	$27.4			$26.1	$9.4			$9.8

Diluted earnings (loss) per common share (GAAP)	$0.55	$(0.05)		$0.50	$0.62	$0.04		$0.66	$0.56	$0.07		$0.63	$0.19	$0.11		$0.30
Restructuring and other (income) charges	(0.01)	—		(0.01)	(0.01)	—		(0.01)	(0.01)	—		(0.01)	(0.15)	—		(0.15)
Separation costs	0.04	(0.04)		—	0.11	(0.11)		—	0.13	(0.13)		—	0.13	(0.13)		—
Income tax expense (benefit) on items above	(0.01)	0.01		—	(0.02)	0.02		—	(0.03)	0.03		—	0.05	0.03		0.08
Diluted adjusted earnings (loss) per share (Non-GAAP)	$0.57			$0.49	$0.70			$0.65	$0.65			$0.62	$0.22			$0.23

Average number of shares outstanding used in diluted adjusted after-tax earnings per share computations	42.1	—		42.1	42.1	—		42.1	42.1			42.1	42.1			42.1
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(A) Refer to Note A within the "Notes to the Unaudited Pro Forma Adjustments" for a description of this adjustment.

Notes to the Unaudited Pro Forma Adjustments

For more information regarding the Ingevity’s unaudited pro forma combined statements of operations for the year ended December 31, 2015, see “Unaudited Pro Forma Combined Financial Statements” in Ingevity’s registration statement on Form 10 and amendments thereto (the “Form 10”), copies of which may be obtained by visiting the web site of the Securities and Exchange Commission, or the SEC, at www.sec.gov. The "Unaudited Pro Forma Combined Statement of Operations" included within Ingevity's registration statement on Form 10 is presented for the fiscal year ended December 31, 2015 and gives effect as if the pro forma adjustments had occurred on January 1, the first day of fiscal year 2015. Presented below is a quarterly impact of each respective pro forma adjustments for the fiscal year ended December 31, 2015.

(A) Represents the cumulative after-tax pro forma adjustment for the below items:

1) We have entered into agreements to obtain audit and certain compliance functions as a stand-alone public company as well as compensation agreements with certain members of our executive team. Prior to the completion of the separation, we will also enter into agreements to obtain insurance coverage according to quotations we have received based on our individual loss history, credit profile and selected insurance coverage. These expenses will represent recurring costs in excess of the amounts historically allocated to Ingevity.

In addition, at the completion of the separation we will enter into a new raw material supply agreement with WestRock for the purchase of black liquor soap skimmings (“BLSS”) and crude tall oil (“CTO”). We have historically obtained BLSS and CTO from WestRock under previously existing supply agreements. We have evaluated the new agreement and its impact on our pro forma income statement. The pro forma adjustment also includes incremental costs of less than $1 million, before tax, for the full year 2015 associated with this new agreement calculated by applying the new agreement’s pricing terms to the actual purchased volumes in 2015.

The 2015 pro forma adjustment by segment by quarter is included in the below table:

	2015
In millions	Q1	Q2	Q3	Q4	YTD
Performance Chemicals	1.9	1.9	2.1	2.0	7.9
Performance Materials	0.7	0.7	0.7	0.6	2.7
Total	$2.6	$2.6	$2.8	$2.6	$10.6

2) Adjustments to interest expense and amortization of debt issuance costs related to our target pro forma long-term indebtedness. The 2015 pro forma adjustment by quarter is included in the below table:

	2015
In millions	Q1	Q2	Q3	Q4	YTD
Interest expense	$0.6	$0.4	$(0.4)	$(1.7)	$(1.1)

3) Represents the elimination of non-recurring expenses directly related to transaction costs incurred during 2015 in connection with the separation from WestRock, primarily related to professional fees associated with separation activities within the finance, tax and legal functions. The 2015 pro forma adjustment by quarter is included in the below table:

	2015
In millions	Q1	Q2	Q3	Q4	YTD
Separation costs	$(1.5)	$(4.8)	$(5.5)	$(5.4)	$(17.2)